General Information	12 Months Ended
Dec. 31, 2021
General Information [Abstract]
GENERAL INFORMATION

1. GENERAL INFORMATION

Tiziana Life Sciences Ltd is a public limited company incorporated in Bermuda and at the year end was quoted on the NASDAQ Capital Market (NASDAQ: TLSA). The previous parent, Tiziana Life Sciences plc, delisted from the main market of the London Stock Exchange (LSE: TILS) on October 21, 2021. The address of its registered office is given on page 1. The principal activities of the Company and its subsidiaries (the Group) are that of a clinical stage biotechnology company focused on targeted drugs to treat diseases in oncology and immunology.

These financial statements are presented in thousands of dollars ($’000) which is the presentational currency of the company. The functional currency for the Company is also US dollars ($) indicative of the primary economic environment in which the Company operates.